     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 1995
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant                      /x/
Filed by a party other than the registrant   / /

Check the appropriate box:

/ / Preliminary proxy statement
/x/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      MuniVest Pennsylvania Insured Fund
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                      MuniVest Pennsylvania Insured Fund
________________________________________________________________________________
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

   /x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

- --------------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:


- --------------------------------------------------------------------------------

    (2)  Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

    (3)  Filing party:

- --------------------------------------------------------------------------------

    (4)  Date filed:

- --------------------------------------------------------------------------------

/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                       MUNIVEST PENNSYLVANIA INSURED FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            -----------------------

                 NOTICE OF 1995 ANNUAL MEETING OF SHAREHOLDERS

                            -----------------------

                               SEPTEMBER 8, 1995

TO THE SHAREHOLDERS OF MUNIVEST PENNSYLVANIA INSURED FUND:

     Notice is hereby given that the 1995 Annual Meeting of Shareholders (the 'Meeting') of MuniVest Pennsylvania Insured Fund (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 8, 1995 at 10:30 A.M. for the following purposes:

          (1) To elect a Board of Trustees to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on July 14, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 25, 1995, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.


                                         By Order of the Board of Trustees

                                         MARK B. GOLDFUS
                                         Secretary
Plainsboro, New Jersey
Dated: July 28, 1995

                                PROXY STATEMENT

                            ------------------------

                       MUNIVEST PENNSYLVANIA INSURED FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1995 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                               SEPTEMBER 8, 1995


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of MuniVest Pennsylvania Insured Fund, a Massachusetts business trust (the 'Fund'), to be voted at the 1995 Annual Meeting of Shareholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P., ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, September 8, 1995 at 10:30 A.M. The approximate mailing date of this Proxy Statement is July 31, 1995.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Trustees to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.


     The Board of Trustees has fixed the close of business on July 14, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 14, 1995, the Fund had outstanding 4,019,033 shares of beneficial interest, par value $.10 per share ('Common Shares'), and 1,100 auction market preferred shares, par value $.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ('AMPS'). To the knowledge of the Fund, as of July 14, 1995, no person is the beneficial owner of more than five percent of the outstanding Common Shares or five percent of the outstanding AMPS.


     The Board of Trustees of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1. ELECTION OF TRUSTEES

     At the Meeting, the Board of Trustees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately by class, in favor of the two (2) persons designated as Trustees to be elected by holders of AMPS; and

          (2) All such proxies of the holders of AMPS and Common Shares, voting together as a single class, in favor of the four (4) persons designated as Trustees to be elected by holders of AMPS and Common Shares.

     The Board of Trustees of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Trustees may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY BY CLASS


                                                                              SHARES
                                                                           BENEFICIALLY
                                                                             OWNED AT
                                       PRINCIPAL OCCUPATIONS              JULY 14, 1995
                                      DURING PAST FIVE YEARS              --------------
                                            AND PUBLIC          TRUSTEE   COMMON
 NAME AND ADDRESS OF NOMINEE    AGE      DIRECTORSHIPS(1)        SINCE    SHARES   AMPS
- ------------------------------  ---  -------------------------  -------   ------   -----
James H. Bodurtha(1)(2) ......  51   Chairman and Chief          1995       0        0
  124 Long Pond Road                 Executive Officer, China
  Plymouth, Massachusetts              Enterprise Management
  02360                                Corporation since 1993;
                                       Vice President, Bank
                                       House International
                                       Management Corporation
                                       since 1993; Chairman,
                                       Berkshire Corporation
                                       since 1980; Partner,
                                       Squire, Sanders &
                                       Dempsey from 1990 to
                                       1993.


Joseph L. May(1)(2) ..........  66   Attorney in private         1993       0        0
  424 Church Street                  practice since 1984;
  Suite 2000                           President, May and
  Nashville, Tennessee 37219           Athens Hosiery Mills
                                       Division, Wayne- Gossard
                                       Corporation from 1954
                                       to 1983; Vice
                                       President, Wayne-
                                       Gossard Corporation
                                       from 1972 to 1983;
                                       Chairman, The May
                                       Corporation (personal
                                       holding company) from
                                       1972 to 1983; Director,
                                       Signal Apparel Co. from
                                       1972 to 1989.

TO BE ELECTED BY HOLDERS OF AMPS AND COMMON SHARES, VOTING TOGETHER AS A SINGLE CLASS


                                                                              SHARES
                                                                           BENEFICIALLY
                                                                             OWNED AT
                                       PRINCIPAL OCCUPATIONS              JULY 14, 1995
                                      DURING PAST FIVE YEARS              --------------
                                            AND PUBLIC          TRUSTEE   COMMON
 NAME AND ADDRESS OF NOMINEE    AGE      DIRECTORSHIPS(1)        SINCE    SHARES   AMPS
- ------------------------------  ---  -------------------------  -------   ------   -----
Herbert I. London(1)(2) ......  56   Dean, Gallatin Division     1993       0        0
  113-115 University Place           of New York University
  New York, New York 10003             from 1978 to 1993 and
                                       Director from 1975 to
                                       1976; John M. Olin
                                       Professor of
                                       Humanities, New York
                                       University since 1993
                                       and Professor thereof
                                       since 1980;
                                       Distinguished Fellow,
                                       Herman Kahn Chair,
                                       Hudson Institute from
                                       1984 to 1985; Trustee,
                                       Hudson Naval Institute
                                       since 1980; Overseer,
                                       Center for Naval

                                       Analyses; Director,
                                       Damon Corporation since
                                       1991.

Robert R. Martin(1)(2) .......  68   Director, WTC Industries,   1993       0        0
  513 Grand Hill                     Inc. since 1995 and
  St. Paul, Minnesota 55102            Chairman thereof from
                                       1994 to 1995; Chairman
                                       and Chief Executive
                                       Officer, Kinnard
                                       Investments, Inc. from
                                       1990 to 1993; Executive
                                       Vice President, Dain
                                       Bosworth from 1974 to
                                       1989; Director,
                                       Carnegie Capital
                                       Management from 1977 to
                                       1985 and Chairman
                                       thereof in 1979;
                                       Director, Securities
                                       Industry Association
                                       from 1981 to 1982 and
                                       Public Securities
                                       Association from 1979
                                       to 1980; Trustee,
                                       Northland College since
                                       1992.

Andre F. Perold(1)(2) ........  43   Professor, Harvard          1993       0        0
  Morgan Hall                        Business School since
  Soldiers Field                       1989 and Associate
  Boston, Massachusetts 02163          Professor from 1983 to
                                       1989; Trustee, The
                                       Common Fund, since
                                       1989; Director, Quantec
                                       Limited since 1991 and
                                       Teknekron Software
                                       Systems since 1994.

                                                                              SHARES
                                                                           BENEFICIALLY
                                                                             OWNED AT
                                       PRINCIPAL OCCUPATIONS              JULY 14, 1995
                                      DURING PAST FIVE YEARS              --------------
                                            AND PUBLIC          TRUSTEE   COMMON
 NAME AND ADDRESS OF NOMINEE    AGE      DIRECTORSHIPS(1)        SINCE    SHARES   AMPS
- ------------------------------  ---  -------------------------  -------   ------   -----

Arthur Zeikel(1)* ............  63   President of Fund Asset     1993       0        0
  P.O. Box 9011                        Management, L.P.
  Princeton, New Jersey                ('FAM', which term
  08543-9011                           includes its corporate
                                       predecessors) since
                                       1977; President of MLAM
                                       (which term includes
                                       its corporate
                                       predecessors) since
                                       1977; President and
                                       Director of Princeton
                                       Services, Inc.
                                       ('Princeton Services')
                                       since 1993; Executive
                                       Vice President of
                                       Merrill Lynch & Co.,
                                       Inc. ('ML&Co.') since
                                       1990; Executive Vice
                                       President of Merrill
                                       Lynch, Pierce, Fenner &
                                       Smith Incorporated
                                       ('Merrill Lynch') since
                                       1990 and a Senior Vice
                                       President thereof from
                                       1985 to 1990; Director
                                       of Merrill Lynch Funds
                                       Distributor, Inc.
                                       ('MLFD') since 1991.


- ------------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Directors and Officers' below.

(2) Member of Audit Committee of the Board of Trustees.

 * Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committees and Board of Trustees' Meetings. The Board of Trustees has a standing Audit Committee, which consists of the Trustees who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties. The Board of Trustees does not have a nominating committee.

     During the fiscal year ended October 31, 1994, the Board of Trustees held five meetings and the Audit Committee held four meetings. With the exception of Mr. Bodurtha (who became a Trustee of the Fund in June, 1995), all of the

Trustees attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the total number of meetings held by all committees on which he served during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, trustees and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, trustees and greater than ten percent shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year except that Elizabeth Griffin inadvertently failed to make a timely Form 3 filing to report her election as a Senior Vice President of FAM.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Trustees of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Trustee not affiliated with FAM a fee of $2,500 per year plus $250 per regular meeting attended, together with such Trustees's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $500 per year plus $125 per meeting attended, together with such Trustee's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $22,980 for the fiscal year ended October 31, 1994.

     The following table sets forth for the fiscal year ended October 31, 1994 compensation paid by the Fund to the non-affiliated Trustees, and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds') to the non-affiliated Trustees.


                                             PENSION OR
                                             RETIREMENT      TOTAL COMPENSATION
                                              BENEFITS              FROM
                             AGGREGATE     ACCRUED AS PART   FUND AND FAM/MLAM
         NAME OF            COMPENSATION       OF FUND       ADVISED FUNDS PAID
         TRUSTEE             FROM FUND        EXPENSES          TO TRUSTEES
- -------------------------   ------------   ---------------  --------------------
James H.
  Bodurtha(1)(2).........      $    0           None        $         0
Herbert I. London(1).....      $4,500           None        $   168,250
Robert R. Martin(1)......      $4,500           None        $   168,250
Joseph L. May(1).........      $4,500           None        $   168,250
Andre F. Perold(1).......      $4,500           None        $   168,250

- ------------------
(1) In addition to the Fund, the Trustees serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Bodurtha (46 Funds), Mr. London (46 Funds), Mr. Martin (46 Funds), Mr. May (46 Funds) and Mr. Perold (46 Funds).
(2) Mr. Bodurtha became a Trustee of the Fund and other FAM/MLAM Advised Funds in June, 1995.

     Officers of the Fund. The Board of Trustees has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

                                                                         OFFICER
     NAME AND PRINCIPAL OCCUPATION             OFFICE             AGE     SINCE
     -----------------------------             ------             ---    -------
Arthur Zeikel......................           President            63     1993
  President of FAM since 1977;
     President of MLAM since 1977;
     President and Director of
     Princeton Services since 1993;
     Executive Vice President of
     ML&Co. since 1990; Executive
     Vice President of Merrill
     Lynch since 1990 and Senior
     Vice President from 1985 to
     1990; Director of MLFD since
     1991.

Terry K. Glenn.....................   Executive Vice President     54     1993
  Executive Vice President of FAM
     and MLAM since 1983; Executive

     Vice President and Director of
     Princeton Services since 1993;
     President of MLFD since 1986
     and Director since 1991;
     President of Princeton
     Administrators, L.P. since
     1988.

Vincent R. Giordano................        Vice President          50     1993
  Senior Vice President of FAM and
     MLAM since 1984 and Vice
     President of MLAM from 1980 to
     1984; Portfolio Manager of FAM
     and MLAM since 1977; Senior
     Vice President of Princeton
     Services since 1993.

Kenneth A. Jacob...................        Vice President          44     1993
  Vice President of FAM and MLAM
     since 1984; employed by MLAM
     since 1978.

Donald C. Burke....................        Vice President          35     1993
  Vice President and Director of
     Taxation of MLAM since 1990;
     Employee of Deloitte & Touche
     from 1982 to 1990.

Gerald M. Richard..................           Treasurer            46     1993
  Senior Vice President and
     Treasurer of FAM and MLAM
     since 1984; Senior Vice
     President and Treasurer of
     Princeton Services since 1993;
     Treasurer of MLFD since 1984
     and Vice President since 1981.

Mark B. Goldfus....................           Secretary            48     1993
  Vice President of FAM and MLAM
     since 1985.

     Stock Ownership. At July 14, 1995, the Trustees and officers of the Fund as a group (12 persons) owned an aggregate of less than 1/4 of 1% of the Common Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and Trustee of the Fund, and the other officers of the Fund owned an aggregate of less than 1/4 of 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS



     The Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.



     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Trustees of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.


     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.


                             ADDITIONAL INFORMATION


     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.


     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.



     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Trustee nominees and 'FOR' the ratification of D&T as independent auditors.




     The Trustees are to be elected by class vote, two Trustees being elected by the holders of AMPS and the remaining Trustees by the holders of AMPS and Common Shares, voting together as a single class at a meeting at which a quorum is duly constituted, (i) the affirmative vote of a majority of the votes cast by the holders of AMPS, voting separately as a class in person or by proxy, is required for the election of the two (2) persons designated as Trustees to be elected by the holders of AMPS; (ii) the affirmative vote of a majority of the votes cast by the holders of AMPS and Common Shares, voting together as a single class in person or by proxy, is required for the election of the remaining Trustees (Item
1); and (iii) the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved by the affirmative vote of the holders of a majority of the votes cast by the holders of Common Shares and the AMPS, voting together as a single class in person or by proxy.



     Broker-dealer firms, including Merrill Lynch, holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked 'abstain' or on which a broker-dealer has declined to vote on any Item ('broker non-vote') will be counted as present for the purpose of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. An abstention or a broker-non vote will have no effect with respect to the vote on Item 1; however, a broker non-vote or an abstention with respect to Item 2 will have the same effect as a vote against such Item.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1994 to any shareholder upon request. Such requests should be directed to MuniVest Pennsylvania Insured Fund, P.O. Box

9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, Secretary, or to 1-800-456-4587 ext. 123.

SHAREHOLDER PROPOSALS

     If a shareholder intends to present a proposal at the 1996 Annual Meeting of Shareholders of the Fund, which is anticipated to be held in September 1996, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by March 25, 1996.

                                         By Order of the Board of Trustees

                                         MARK B. GOLDFUS
                                         Secretary

Dated: July 28, 1995.

                                                                  COMMON SHARES

                      MUNIVEST PENNSYLVANIA INSURED FUND
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Trustees

  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniVest Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on July 14, 1995 at the annual meeting of shareholders of the Fund to be held on September 8, 1995 or any adjournment thereof.

  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                                (Continued and to be signed on the reverse side)

- --------------------------------------------------------------------------------

1. ELECTION OF TRUSTEES


   FOR all nominees listed below
   (except as marked to the contrary below) / /

   WITHHOLD AUTHORITY
   to vote for all nominees listed below / /

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

   Herbert I. London, Robert R. Martin, Andre F. Perold, Arthur Zeikel


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR / /    AGAINST / /   ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


Dated:                                           , 1995
       -----------------------------------------

X
  -----------------------------------------------------
                     Signature

X
  -----------------------------------------------------
                   Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Please mark boxes / / or /x/ in blue or black ink.

                                                               AUCTION MARKET
                                                              PREFERRED SHARES

                      MUNIVEST PENNSYLVANIA INSURED FUND
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                                     PROXY

          This proxy is solicited on behalf of the Board of Trustees

  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniVest Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on July 14, 1995 at the annual meeting of shareholders of the Fund to be held on September 8, 1995 or any adjournment thereof.

  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.


                                (Continued and to be signed on the reverse side)

- --------------------------------------------------------------------------------

1. ELECTION OF TRUSTEES


   FOR all nominees listed below
   (except as marked to the contrary below) / /

   WITHHOLD AUTHORITY
   to vote for all nominees listed below / /

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

   James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR / /    AGAINST / /   ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


Dated:                                           , 1995
       -----------------------------------------

X
  -----------------------------------------------------
                     Signature

X
  -----------------------------------------------------
                   Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Please mark boxes / / or /x/ in blue or black ink.